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                         THE TARGET PORTFOLIO TRUST SM
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                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1999
                          (AS REVISED ON MAY 27, 1999)

How the Trust is Managed

   The section entitled 'How the Trust is Managed' is amended as follows.

   The first paragraph under 'Small Capitalization Growth Portfolio' is amended to read in its entirety as follows:

      Sawgrass Asset Management, L.L.C. (Sawgrass) and Fleming Asset Management USA (Fleming USA) are the Advisers for the Small Capitalization Growth Portfolio. For their services as Advisers, Sawgrass and Fleming USA each receive a fee from PIFM at the annual rate of .40% of the average daily net assets of the portion of the Portfolio it manages. PIFM pays both Sawgrass and Fleming USA out of the management fee it receives from the Portfolio. Prior to September 1, 1999 (August 26, 1999 in the case of the Portfolio segment managed by Fleming USA), each Adviser to the Portfolio received a fee from PIFM at the annual rate of .30% of the average daily net assets of their respective Portfolio segments. Because PIFM pays each Adviser, the increase in the fee paid to the Portfolio's Advisers did not affect the total expenses of the Portfolio or the Target Program fee. Rather, the increase in the fee paid to the Advisers reduced the amount of the management fee retained by PIFM with respect to the Portfolio.

   The fourth and fifth paragraphs under 'Small Capitalization Growth Portfolio' are amended to read in their entirety as follows:

      Fleming USA is a division of Robert Fleming, Inc., the U.S. equity asset management affiliate of Robert Fleming Holdings (Flemings Group). Globally, the Flemings Group manages over $115 billion of assets on behalf of private investors, companies, institutions, governments and central banks. Approximately half of its assets under management are pension funds for institutions. The balance of its assets under management are in open-and

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      closed-end pooled investment vehicles. Fleming USA's address is 320 Park
      Avenue, New York, NY 10022.

      Since August 1999, the assets of the Portfolio have been managed by a team of portfolio managers. Eytan M. Shapiro, a Director and portfolio manager of Fleming USA, is responsible for the day-to-day management of the Portfolio's assets. Mr. Shapiro has been with Fleming USA since 1992 and with the Flemings Group since 1985. The other members of the team are Timothy R. V. Parton, Christopher M. V. Jones and T. Gary Lieberman. Mr. Parton, a Director and portfolio manager with Fleming USA, has been with Fleming USA since 1990 and with the Flemings Group since 1986. Mr. Jones, a Director and portfolio manager of Fleming USA, as well as Chief Investment Officer of its Small Cap Equity Group, joined Fleming USA in 1986 and began his career with the Flemings Group in 1982. Mr. Lieberman is a Vice President and analyst with Fleming USA and has been with the firm since 1995. Prior to joining Fleming USA, Mr. Lieberman was an analyst with Saloman Brothers Asset Management.

   The first paragraph under 'Small Capitalization Value Portfolio' is amended to read in its entirety as follows:

      Lazard Asset Management (Lazard) and Wood, Struthers & Winthrop Management Corp. (WSW) are the Advisers for the Small Capitalization Value Portfolio. For their services as Advisers, Lazard and WSW each receive a fee from PIFM at the annual rate of .40% of the average daily net assets of the portion of the Portfolio it manages. PIFM pays both Lazard and WSW out of the management fee it receives from the Portfolio. Prior to September 1, 1999, Lazard and WSW each received a fee from PIFM at the annual rate of .30% of the average daily net assets of their respective Portfolio segments. Because PIFM pays each Adviser, this increase in the fee paid to Lazard and WSW did not affect the total expenses of the Portfolio or the Target Program fee. Rather, the increase in the fee paid to the Advisers reduced the amount of the management fee retained by PIFM with respect to the Portfolio.

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   The third paragraph under 'International Bond Portfolio' is amended to read in its entirety as follows:

      Christopher A. Moth, Senior Portfolio Manager of Investment Strategy at DIAL, has headed the team managing the Portfolio since August 1999. Mr. Moth has been with DIAL since 1992. The other members of the portfolio management team are W. Hywel Morgan, Joanna Bates and John Kirk, all of whom are Senior Portfolio Managers with DIAL. Mr. Morgan has been with DIAL since 1994. Ms. Bates has been with DIAL since 1997. Prior to joining DIAL, Ms. Bates was an Associate Director at Hill Samuel Investment Management. Mr. Kirk has been with DIAL since September 1998. Prior thereto, Mr. Kirk was a Director and Vice President with the Royal Bank of Canada in London.

How to Buy, Sell and Exchange Shares of the Trust

   The section entitled 'How to Buy, Sell and Exchange Shares of the Trust' is amended as follows.

   The last sentence under 'Introduction' is amended to read in its entirety as follows:

      Participants in these programs would not have to pay the Target Program fee, but may have to pay different fees charged by their broker-dealer or financial adviser, in addition to their proportionate share of the expenses of the Portfolios in which they invest.

The date of this Supplement is August 27, 1999

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